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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 1998  (September 18, 1998)
                                                  ----------------------------------------


                      MILLENNIUM SPORTS MANAGEMENT, INC.

         New Jersey                         0-22042                        22-3127024
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(State or other jurisdiction         (Commission File No.)            (IRS Employer ID No.)
       of incorporation)

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              Ross' Corner, U.S. Highway 206 and County Route 565,
                               Augusta, NJ 07822
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                    (Address of principal executive offices)


                                (973) 383-7644
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               Registrant's telephone number, including area code


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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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        Following the public announcement thereof on September 18, 1998,
Millennium Sports Management, Inc., formerly known as Skylands Park Management, Inc. (the "Company"), notified Continental Stock Transfer & Trust Company (the "Warrant Agent"), with instructions to further notify the registered holders of the Company's outstanding publicly traded Class A common stock purchase warrants (the "Class A Warrants"), that the Board of Directors of the Company had voluntarily authorized the extension of the Class A Warrants such that the expiration date of the Class A Warrants has been extended through and including 5:00 p.m. (New York time) on December 31, 1998. No other terms of the Class A Warrants were amended at this time.

        The Company expects that this will be the final extension of the expiration date of the Class A Warrants, although the Company still retains the right to make further extensions in its discretion. The Company does not have a current prospectus in effect with respect to the shares underlying the Class A Warrants, and thus the Class A Warrants cannot currently be exercised. The Company has filed with the Securities and Exchange Commission a post-effective amendment to the registration statement previously in effect for the Class A Warrants, and if, as and when such post-effective amendment is declared effective, the Class A Warrants will again be exercisable in accordance with their terms.

        The certificates representing the Class A Warrants on the date of this report will continue to represent the Class A Warrants (as extended) during the extension of the exercise period, and the Warrant Agent has agreed to continue to act as warrant agent in respect of the Class A Warrants.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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        The following Exhibits are filed as part of this Form 8-K:

        1. Notification letter, dated September 18, 1998, issued by the Company to the Warrant Agent, regarding the extension of the Class A Warrants.

        2. Warrant Agreement dated as of September 24, 1993 between the Company and the Warrant Agent, relating to the Class A Warrants.(1)

_______________________

(1) Incorporated by reference, filed as an exhibit to Amendment No. 2 to the Company's registration statement on Form SB-2 filed on August 12, 1993.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                      MILLENNIUM SPORTS MANAGEMENT, INC.
                                          (Registrant)



Dated: September 21, 1998            By: /s/ Barry M. Levine
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                                         Barry M. Levine, President